UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________
FORM 8-K
_______________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
December 7, 2016
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NORTHROP GRUMMAN CORPORATION
(Exact name of registrant as specified in its charter)
__________________________________________________

DELAWARE	1-16411	No. 80-0640649
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification Number)
2980 Fairview Park Drive, Falls Church, Virginia 22042
www.northropgrumman.com
(Address of principal executive offices and internet site)
(703) 280-2900
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	3
Item 9.01 Financial Statements and Exhibits	3
SIGNATURE	4
EXHIBIT INDEX	5

EXHIBIT 99.1

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

      (d)  Election of New Director

On December 7, 2016, the Board of Directors of Northrop Grumman Corporation (the “Company”) elected Mark A. Welsh III to the Board of Directors effective December 8, 2016. General Welsh is the Dean of the Bush School of Government and Public Service at Texas A&M University, a position he has held since August 2016. Prior to his current position, General Welsh most recently served as the Chief of Staff, U.S. Air Force from August 2012 until his retirement in July 2016, and Commander, U.S. Air Forces in Europe; Commander, Air Component Command, Ramstein Air Base, Germany; and Director, Joint Air Power Competency Center, Ramstein Air Base, Germany from December 2010 to July 2012. He served on active duty in the U.S. Air Force for almost 40 years in various positions.

The Board of Directors appointed General Welsh to the Audit Committee and the Policy Committee.

General Welsh is entitled to receive an annual cash retainer of $122,500 per year as well as an additional $10,000 retainer for serving on the Audit Committee. In addition, General Welsh will receive an annual equity grant of $145,000 in deferred stock units to be paid out at the conclusion of his board service, or earlier, as specified by General Welsh. General Welsh’s retainer fees and equity grant will be prorated for 2016.

On December 7, 2016, the Board of Directors also approved an increase in the size of the Board from 13 members to 14 members.

A copy of the Company’s press release announcing the election of General Welsh is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
Exhibit 99.1	Press Release (“Northrop Grumman Elects Mark A. Welsh III to Its Board of Directors”), dated December 8, 2016.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHROP GRUMMAN CORPORATION (Registrant)

By:	/s/ Jennifer C. McGarey
Jennifer C. McGarey Corporate Vice President and Secretary
Date: December 9, 2016

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Press Release (“Northrop Grumman Elects Mark A. Welsh III to Its Board of Directors”), dated December 8, 2016.

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